                                                                   Exhibit 10(r)
                                   AMENDMENT



         AMENDMENT NO. 1, dated as of August 5, 1999, to the Agreement, dated as of September 1, 1998, between SENSORMATIC ELECTRONICS CORPORATION, a Delaware corporation ("Sensormatic"), and Thomas V. Buffett ("Director").

                              W I T N E S S E T H:

         WHEREAS, the parties hereto wish to amend and clarify the Agreement in relation to medical insurance benefits as hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereto agree as follows:

         A new Section 3A is hereby added to the Agreement as follows:

                  3A. MEDICAL INSURANCE BENEFITS. Sensormatic currently provides to Director group medical and group dental plans in which Director and his eligible dependents are participants. Sensormatic hereby agrees that there shall be no material reduction in any such currently provided benefits (and there shall be no material reduction in any additional benefits subsequently approved by Sensormatic's Board of Directors or any Committee thereof) during the pendency of an Attempted Change in Control or in the event of a Change in Control or at any time within 36 months after a Change in Control has occurred. Nothing in this Agreement shall be deemed to require Sensormatic to continue any such benefits or to prohibit Sensormatic from modifying any such benefits in any respect, although it is anticipated that such benefits (together with any such additional benefits) shall continue to be provided to Director on the same or a substantially similar basis in the future in accordance with the terms of the applicable benefit plans and policies.

         Except as expressly set forth in this Amendment, nothing contained herein shall be deemed to alter, change, waive, amend or otherwise modify any provision of the Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                     SENSORMATIC ELECTRONICS
                                          CORPORATION

Director:                            By: /s/ Walter A. Engdahl
                                        ---------------------------------------
                                        Name: Walter A. Engdahl
                                        Title: Vice President-Corporate Counsel


/s/ Thomas V. Buffett
---------------------------------------
Thomas V. Buffett

                                   AMENDMENT

         AMENDMENT NO. 1, dated as of August 5, 1999, to the Agreement, dated as of September 1, 1998, between SENSORMATIC ELECTRONICS CORPORATION, a Delaware corporation ("Sensormatic"), and Timothy P. Hartman ("Director").

                              W I T N E S S E T H:

         WHEREAS, the parties hereto wish to amend and clarify the Agreement in relation to medical insurance benefits as hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereto agree as follows:


         A new Section 3A is hereby added to the Agreement as follows:

                  3A. MEDICAL INSURANCE BENEFITS. Sensormatic currently provides to Director group medical and group dental plans in which Director and his eligible dependents are participants. Sensormatic hereby agrees that there shall be no material reduction in any such currently provided benefits (and there shall be no material reduction in any additional benefits subsequently approved by Sensormatic's Board of Directors or any Committee thereof) during the pendency of an Attempted Change in Control or in the event of a Change in Control or at any time within 36 months after a Change in Control has occurred. Nothing in this Agreement shall be deemed to require Sensormatic to continue any such benefits or to prohibit Sensormatic from modifying any such benefits in any respect, although it is anticipated that such benefits (together with any such additional benefits) shall continue to be provided to Director on the same or a substantially similar basis in the future in accordance with the terms of the applicable benefit plans and policies.

         Except as expressly set forth in this Amendment, nothing contained herein shall be deemed to alter, change, waive, amend or otherwise modify any provision of the Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                     SENSORMATIC ELECTRONICS
                                           CORPORATION



Director:                            By: /s/ Walter A. Engdahl
                                        ----------------------------------------
                                        Name: Walter A. Engdahl
                                        Title:Vice President - Corporate Counsel


/s/ Timothy P. Hartman
----------------------
Timothy P. Hartman

                                   AMENDMENT

         AMENDMENT NO. 1, dated as of August 5, 1999, to the Agreement, dated as of September 1, 1998, between SENSORMATIC ELECTRONICS CORPORATION, a Delaware corporation ("Sensormatic"), and John T. Ray, Jr. ("Director").

                              W I T N E S S E T H:

         WHEREAS, the parties hereto wish to amend and clarify the Agreement in relation to medical insurance benefits as hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereto agree as follows:

         A new Section 3A is hereby added to the Agreement as follows:

                  3A. MEDICAL INSURANCE BENEFITS. Sensormatic currently provides to Director group medical and group dental plans in which Director and his eligible dependents are participants. Sensormatic hereby agrees that there shall be no material reduction in any such currently provided benefits (and there shall be no material reduction in any additional benefits subsequently approved by Sensormatic's Board of Directors or any Committee thereof) during the pendency of an Attempted Change in Control or in the event of a Change in Control or at any time within 36 months after a Change in Control has occurred. Nothing in this Agreement shall be deemed to require Sensormatic to continue any such benefits or to prohibit Sensormatic from modifying any such benefits in any respect, although it is anticipated that such benefits (together with any such additional benefits) shall continue to be provided to Director on the same or a substantially similar basis in the future in accordance with the terms of the applicable benefit plans and policies.

         Except as expressly set forth in this Amendment, nothing contained herein shall be deemed to alter, change, waive, amend or otherwise modify any provision of the Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                   SENSORMATIC ELECTRONICS
                                        CORPORATION

Director:                          By: /s/ Walter A. Engdahl
                                      -----------------------------------------
                                      Name: Walter A. Engdahl
                                      Title: Vice President - Corporate Counsel


/s/ John T. Ray, Jr.
-----------------------------------------
John T. Ray, Jr.